Share Based Compensation	6 Months Ended
Jun. 30, 2024
Share Based Compensation [Abstarct]
SHARE BASED COMPENSATION

17. SHARE BASED COMPENSATION

Share option plan

On March 31, 2023, the Group entered into exchange agreements and cancelled 177,667 existing vested and unvested share options held by related parties option holders and cancelled the Group’s obligations for deferred cash bonus payables of $3.1 million by granting of 403,820 share options (“New Options”) with 6 months vesting period. The New Options’ exercise price was $2.68 per share, which was based on the last closing price of the shares traded on the NASDAQ stock exchange on the grant date. All options fully vested on October 1, 2023 and expires on September 30, 2033. On March 31, 2023, the Group entered into supplemental agreements with the same related parties option holders to provide additional cash compensation to cover the exercise price of the New Options. On March 31, 2023, the Group entered into exchange agreements and cancelled 70,428 existing vested and unvested share options held by non-related parties option holders and cancelled the Group’s obligations for deferred cash bonus payables of $1.6 million by issuance of 70,430 fully vested Class A Ordinary Shares. The Group accounted for this exchange for both related parties and non-related parties share option holders as a modification to share based compensation which required the remeasurement of existing share options value at the time of the modification. The total incremental cost as a result of the modification was $0.7 million.

A summary of the option activity as of June 30, 2024 and 2023 and changes during the period is presented below:

	Number of share options	Weighted average exercise price $	Remaining contractual term in years	Aggregate Intrinsic value $
Outstanding, January 1, 2024	427,060	3.59	9.28	-

Exercised	(289,401)	4.03		1,384,653

Outstanding, June 30, 2024	137,659	2.68	9.26	234,296
Exercisable, June 30, 2024	137,659	2.68	9.26	234,296

Outstanding, January 1, 2023	272,126	21.54	10.83	-

Granted	403,820	2.68
Exercised	(791)	20.90		-
Modified	(248,095)	21.74
Outstanding, June 30, 2023	427,060	3.59	10.28	8,076
Exercisable, June 30, 2023	16,337	21.98	10.14	-

The weighted-average grant date fair value of share option grants during the six months ended June 30, 2023 was $2.68. The maximum contractual term for share option was 10.5 years.

The fair value of each stock option award is estimated on the date of grant using the Black-Scholes option pricing model under the following assumptions.

Granted in 2023
Expected volatility	170.10%
Risk-free interest rate	3.48%
Expected term from grant date (in years)	5.25
Dividend rate	-
Dilution factor	1
Fair value	$2.68

In connection with the grant of share options to employees and non-employees, the Group recorded share-based compensation charges of $470,070 and $241,848 for the six months ended June 30, 2023 respectively. For the six-month period ended June 30, 2024, there were no charges related to share-based compensation.